UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 18, 2008

                              CASE FINANCIAL, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

                                     0-27757
                            (Commission File Number)

                                   33-0529299
                        (IRS Employer Identification No.)

                7720 El Camino Real, Suite 2E, Carlsbad, CA 92009
              (Address of Principal Executive Offices) (Zip Code)

                                  760 804 1449
               Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


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ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

At a meeting of the Company's Board of Directors held on June 18, 2008, Ike Suri was appointed to the Company's Board of Directors, filling a vacancy on the Board.

Mr. Ike Suri is a Managing Partner at Options Group, a leading international Executive Search and Strategic Consulting company in worldwide financial markets with offices in numerous cities globally. Mr. Suri has served as an advisor and a consultant to numerous private and public companies.

Mr. Suri is a Charter Member of the IndUS Entrepreneurs (TiE), a non-profit global network of entrepreneurs and professionals, established to foster entrepreneurship and nurture entrepreneurs. Mr. Suri is also a member of the Turnaround Management Association (TMA), an international nonprofit association dedicated to corporate renewal and turnaround management.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Case Financial, Inc.
Date: June 18, 2008

By: /s/ Michael Schaffer
----------------------------------
Michael Schaffer
Chief Executive Officer